                                                                    EXHIBIT 4.73


                          SUPPLEMENTAL TRUST INDENTURE

                                      FROM

                          NORTHERN STATES POWER COMPANY

                                       TO

                            BNY MIDWEST TRUST COMPANY
                                     TRUSTEE

                             DATED AS OF MAY 1, 2003

                                 SUPPLEMENTAL TO

                                 TRUST INDENTURE
                             DATED FEBRUARY 1, 1937

                                       AND

                            SUPPLEMENTAL AND RESTATED
                              TRUST INDENTURE DATED
                                   MAY 1, 1988

                                TABLE OF CONTENTS

                                                                                    Page
ARTICLE I.......................................................................     10
     SECTION 1.01...............................................................     10
     SECTION 1.02...............................................................     11
     SECTION 1.03...............................................................     11
     SECTION 1.04...............................................................     12
     SECTION 1.05...............................................................     12
     SECTION 1.06...............................................................     12

ARTICLE II. APPOINTMENT OF AUTHENTICATING AGENT.................................     12
     SECTION 2.01...............................................................     12
     SECTION 2.02...............................................................     12
     SECTION 2.03...............................................................     13
     SECTION 2.04...............................................................     13

ARTICLE III. FINANCING STATEMENT TO COMPLY WITH THE UNIFORM COMMERCIAL CODE.....     14
     SECTION 3.01...............................................................     14
     SECTION 3.02...............................................................     14
     SECTION 3.03...............................................................     14
     SECTION 3.04...............................................................     14

ARTICLE IV. AMENDMENTS TO INDENTURE.............................................     18
     SECTION 4.01...............................................................     18

ARTICLE V. MISCELLANEOUS........................................................     18
     SECTION 5.01...............................................................     18
     SECTION 5.02...............................................................     19
     SECTION 5.03...............................................................     19
     SECTION 5.04...............................................................     19
     SECTION 5.05...............................................................     19
     SECTION 5.06...............................................................     19

         SUPPLEMENTAL TRUST INDENTURE, made as of the 1ST day of May, 2003, but effective as of May 16, 2003, by and between NORTHERN STATES POWER COMPANY (formerly Northern Power Corporation), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota, having its principal office in the City of Minneapolis in said State (the "Company"), party of the first part, and BNY Midwest Trust Company, a corporation duly organized and existing under and by virtue of the laws of the State of Illinois, having its principal office in the City of Chicago in said State and the successor to Harris Trust and Savings Bank, as Trustee (the "Trustee"), party of the second part;

                              W I T N E S S E T H:

         WHEREAS, a predecessor in interest to the Company, Xcel Energy Inc. (formerly Northern States Power Company), a corporation duly organized and existing under and by virtue of the laws of the State of Minnesota (the "Predecessor Company"), heretofore has executed and delivered to the Trustee its Trust Indenture (the "1937 Indenture"), made as of February 1, 1937, whereby the Predecessor Company granted, bargained, sold, warranted, released, conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and to its respective successors in trust, all property, real, personal, and mixed then owned or thereafter acquired or to be acquired by the Predecessor Company (except as therein excepted from the lien thereof) and subject to the rights reserved by the Predecessor Company in and by the provisions of the 1937 Indenture, to be held by said Trustee in trust in accordance with provisions of the 1937 Indenture for the equal pro rata benefit and security of all and every of the bonds issued thereunder in accordance with the provisions thereof; and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental Trust Indenture, made as of June 1, 1942, whereby the Predecessor Company conveyed, assigned, transferred, mortgaged, pledged, set over, and confirmed to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the date of the 1937 Indenture; and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Predecessor Company, created the following series of First Mortgage Bonds:

DATE OF SUPPLEMENTAL TRUST
        INDENTURE                       DESIGNATION OF SERIES
--------------------------      -------------------------------------
February 1, 1944                Series due February 1, 1974 (retired)
October 1, 1945                 Series due October 1, 1975 (retired)
July 1, 1948                    Series due July 1, 1978 (retired)
August 1, 1949                  Series due August 1, 1979 (retired)
June 1, 1952                    Series due June 1, 1982 (retired)

October 1, 1954                 Series due October 1, 1984 (retired)
September 1, 1956               Series due 1986 (retired)
August 1, 1957                  Series due August 1, 1987 (redeemed)
July 1, 1958                    Series due July 1, 1988 (retired)
December 1, 1960                Series due December 1, 1990 (retired)
August 1, 1961                  Series due August 1, 1991 (retired)
June 1, 1962                    Series due June 1, 1992 (retired)
September 1, 1963               Series due September 1, 1993 (retired)
August 1, 1966                  Series due August 1, 1996 (redeemed)
June 1, 1967                    Series due June 1, 1995 (redeemed)
October 1, 1967                 Series due October 1, 1997 (redeemed)
May 1, 1968                     Series due May 1, 1998 (redeemed)
October 1, 1969                 Series due October 1, 1999 (redeemed)
February 1, 1971                Series due March 1, 2001 (redeemed)
May 1, 1971                     Series due June 1, 2001 (redeemed)
February 1, 1972                Series due March 1, 2002 (redeemed)
January 1, 1973                 Series due February 1, 2003 (redeemed)
January 1, 1974                 Series due January 1, 2004 (redeemed)
September 1, 1974               Pollution Control Series A (redeemed)
April 1, 1975                   Pollution Control Series B (redeemed)
May 1, 1975                     Series due May 1, 2005 (redeemed)
March 1, 1976                   Pollution Control Series C (retired)
June 1, 1981                    Pollution Control Series D, E and F (redeemed)
December 1, 1981                Series due December 1, 2011 (redeemed)
May 1, 1983                     Series due May 1, 2013 (redeemed)
December 1, 1983                Pollution Control Series G (redeemed)
September 1, 1984               Pollution Control Series H (redeemed)
December 1, 1984                Resource Recovery Series I (redeemed)
May 1, 1985                     Series due June 1, 2015 (redeemed)
September 1, 1985               Pollution Control Series J, K and L
July 1, 1989                    Series due July 1, 2019 (redeemed)
June 1, 1990                    Series due June 1, 2020 (redeemed)
October 1, 1992                 Series due October 1, 1997 (retired)
April 1, 1993                   Series due April 1, 2003 (retired)
December 1, 1993                Series due December 1, 2000 (retired), and
                                December 1, 2005
February 1, 1994                Series due February 1, 1999 (retired)
October 1, 1994                 Series due October 1, 2001 (retired)
June 1, 1995                    Series due July 1, 2025
April 1, 1997                   Pollution Control Series M (redeemed), N, O and P
March 1, 1998                   Series due March 1, 2003 (retired) and March 1, 2028
May 1, 1999                     Resource Recovery Series Q
June 1, 2000                    Resource Recovery Series R; and

         WHEREAS, on August 18, 2000 New Centuries Energies, Inc. was merged with and into the Predecessor Company and the Predecessor Company changed its corporate name from Northern States Power Company to Xcel Energy Inc.; and

         WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of August 18, 2000 between the Predecessor Company and the Company, substantially all the assets of the Predecessor Company (other than the stock of the Predecessor Company's subsidiaries) were conveyed to, and substantially all the liabilities of the Predecessor Company, including liabilities created under the Indenture, were assumed by, the Company (the "Assignment"); and

         WHEREAS, pursuant to the Supplemental Trust Indenture dated as of August 1, 2000 among the Predecessor Company, the Company and Harris Trust and Savings Bank, as Trustee, the requirements and conditions precedent set forth in the Original Indenture and the Restated Indenture (each as hereinafter defined) with respect to the Assignment were satisfied; and

         WHEREAS, the Company heretofore has executed and delivered to the Trustee the following additional Supplemental Trust Indentures which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it (or, as the case may be, the Predecessor Company) subsequent to the preparation of the next preceding Supplemental Trust Indenture and adding to the covenants, conditions, and agreements of the 1937 Indenture certain additional covenants, conditions, and agreements to be observed by the Company, created the following series of First Mortgage Bonds:

DATE OF SUPPLEMENTAL TRUST
        INDENTURE                           DESIGNATION OF SERIES
--------------------------      ---------------------------------------------
June 1, 2002                    Series due August 15, 2003
July 1, 2002                    Pollution Control Series S
August 1, 2002                  Series A and Series B due August 28, 2012; and

         WHEREAS, the 1937 Indenture and all of the foregoing Supplemental Trust Indentures are referred to herein collectively as the "Original Indenture;" and

         WHEREAS, the Predecessor Company heretofore has executed and delivered to the Trustee a Supplemental and Restated Trust Indenture, dated May 1, 1988 (the "Restated Indenture"), which, in addition to conveying, assigning, transferring, mortgaging, pledging, setting over, and confirming to the Trustee, and its respective successors in said trust, additional property acquired by it subsequent to the preparation of the next preceding Supplemental Trust Indenture, amended and restated the Original Indenture; and

         WHEREAS, the Restated Indenture will not become effective and operative until all bonds of each series issued under the Original Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture (such date being herein called the "Effective Date"); and

         WHEREAS, the Original Indenture and the Restated Indenture are referred to herein collectively as the "Indenture"; and

         WHEREAS, pursuant to the Agreement of Resignation, Appointment and Acceptance dated as of May 1, 2002 among the Company, BNY Midwest Trust Company, as successor trustee, and Harris Trust and Savings Bank, the Trustee accepted the rights, powers, duties and obligations of the trustee under the Indenture effective as of May 9, 2002; and

         WHEREAS, the Indenture provides that bonds may be issued thereunder in one or more series, each series to have such distinctive designation as the Board of Directors of the Company may select for such series; and

         WHEREAS, the Company is entering into a Credit Agreement dated as of May 16, 2003 (the "Credit Agreement") among the Company, Wells Fargo Bank, N.A., as Administrative Agent (the "Administrative Agent") and the other banks party thereto (collectively, the "Banks") pursuant to which the Company can borrow and obtain letters of credit up to an aggregate of $275,000,000 at any one time outstanding; and

         WHEREAS, in order to secure the Company's Obligations under and as defined in the Credit Agreement, the Company desires to provide for the issuance under the Indenture to the Administrative Agent, for the benefit of itself and the other Banks, of a new series of bonds to be designated "First Mortgage Bonds, Series due 2004, extendible through 2006 (the "Bonds"); and

         WHEREAS, the Bonds to be issued as registered bonds without coupons in denominations of a multiple of $1000, and the bonds of said series to be substantially in the form and of the tenor following, to-wit:

                                 (Form of Bonds)
                          NORTHERN STATES POWER COMPANY
             (Incorporated under the laws of the State of Minnesota)
                               First Mortgage Bond
                    Series due 2004, extendible through 2006

No. _________                                                        $__________

         THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

         PURSUANT TO A SECURITY AGREEMENT (THE "SECURITY AGREEMENT") DATED MAY 16, 2003 BETWEEN THE COMPANY (AS DEFINED BELOW) AND THE ADMINISTRATIVE AGENT (AS DEFINED BELOW), THIS BOND AND ALL PROCEEDS THEREOF HAVE BEEN PLEDGED TO SECURE CERTAIN OBLIGATIONS OF THE

COMPANY. THE SECURITY AGREEMENT SETS FORTH VARIOUS PROVISIONS REGARDING (AMONG OTHER THINGS) THE PAYMENT OF THIS BOND AND VOTING AND TRANSFER RIGHTS WITH RESPECT TO THIS BOND. THE SECURITY AGREEMENT MAY IMPOSE LIMITATIONS ON THE AMOUNTS PAYABLE UNDER THIS BOND. THE COMPANY AND (BY THEIR ACCEPTANCE THEREOF) EACH HOLDER OF THIS BOND AGREE THAT THE RIGHTS OF THE PARTIES WITH RESPECT TO THIS BOND SHALL IN ALL RESPECTS BE SUBJECT TO SUCH LIMITATIONS AND OTHER PROVISIONS OF THE SECURITY AGREEMENT.

         NORTHERN STATES POWER COMPANY, a corporation organized and existing under the laws of the State of Minnesota (the "Company"), for value received, hereby promises to pay the sum of ______________________ Dollars ($_________),
subject to reductions of principal and limitations on payment as and to the extent set forth in the Security Agreement (as defined below), to Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent"), on behalf of itself and the Banks (as defined below), or registered assigns, at the office of the Trustee in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York, on May 14, 2004 (the "Maturity Date") or upon earlier declaration of acceleration or redemption; provided, however, that, in the event the Commitment Termination Date, under and as defined in the Credit Agreement (as defined below), is extended in accordance with the terms of the Credit Agreement, the Maturity Date shall be automatically extended to the date of such extended Commitment Termination Date and the principal amount of the bonds of this series shall be automatically reduced to the extent of the reductions to the Commitment Amounts (as defined in the Credit Agreement), if any, made in accordance with the Credit Agreement without any further act on the part of the Company or the holders of the bonds of this series; provided, further, that the Maturity Date as so extended shall in no event be later than May 12, 2006 (the Maturity Date or, if extended, the date to which the Maturity Date shall be extended in accordance with the terms hereof, shall be referred to as the "Stated Maturity Date"). This bond shall not bear interest. Payment of the principal on this bond shall be made in the lawful money of the United States.

         This bond is issued to the Administrative Agent by the Company pursuant to the Company's obligations under the Credit Agreement dated as of May 16, 2003 (as amended, supplemented, restated, extended or otherwise modified from time to time, the "Credit Agreement"), among the Company, the Administrative Agent, and the other banks party thereto from time to time (collectively, the "Banks"), including any amendments or extensions thereto that may be subsequent to the date hereof. This bond shall be held by the Administrative Agent subject to the terms of the Credit Agreement and the Security Agreement dated as of May 16, 2003 between the Company and the Administrative Agent (the "Security Agreement").

         It shall be an additional term and condition of the bonds of this series that, in the event (i) an Event of Default under and as defined in the Credit Agreement has occurred under Section 7.1(a) of the Credit Agreement by reason of a failure by the Company to make a payment of principal when the same shall be due and payable pursuant to the Credit Agreement or (ii) the Notes (as defined in the Credit Agreement) are declared due and payable pursuant to
Section 7.2 of the Credit Agreement, then the occurrence of either such event shall be deemed, upon written notice from the Administrative Agent to the Trustee of the occurrence thereof, to be a completed default, for purposes of Section 1(a) of Article XIII of the Original Indenture prior to the Effective Date (as defined below), and a Completed Default, for purposes of Section 13.01(a) of the Indenture on and after the Effective Date, and the definitions of completed default and Completed Default in the Original Indenture and the Indenture, respectively, are modified accordingly for purposes of the bonds of this series.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of this bond shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Administrative Agent, signed by an authorized officer of the Administrative Agent and attested by the Secretary or an Assistant Secretary of the Administrative Agent, stating that the payment of principal of this bond has not been fully paid when due and specifying the amount of funds required to make such payment.

         This bond has been issued by the Company to the Administrative Agent to
(i) provide for the payment of the Company's obligations to make payments to any person under the Credit Agreement and (ii) provide to such persons the benefits of the security provided for this bond pursuant to the Indenture. The obligations of the Company under the bonds of this series may be discharged prior to the Stated Maturity Date under the circumstances set forth in the Security Agreement.

         This bond is one of a duly authorized issue of bonds of the Company, of the series and designation indicated on the face hereof, which issue of bonds consists, or may consist, of several series of varying denominations, dates, and tenor, all issued and to be issued under and equally secured (except insofar as a sinking fund, or similar fund, established in accordance with the provisions of the Indenture may afford additional security for the bonds of any specific series) by a Trust Indenture dated February 1, 1937 (the "1937 Indenture"), as supplemented by 52 supplemental trust indentures (collectively, the "Supplemental Indentures" and together with the 1937 Indenture, the "Original Indenture"), a Supplemental and Restated Trust Indenture dated May 1, 1988 (the "Restated Indenture") and a new supplemental trust indenture for the bonds of this series (the "New Supplemental Indenture"), executed by the Company to BNY Midwest Trust Company, as successor to Harris Trust and Savings Bank, as Trustee (the "Trustee"). The 1937 Indenture, as supplemented by the Supplemental Indentures, the Restated Indenture and the New Supplemental Indenture herein are referred to collectively as the "Indenture". Reference hereby is made to the Indenture for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds as to such security, and the terms and conditions upon which the bonds may be issued under the Indenture and are secured. The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Indenture, upon the happening of a default as in the Indenture, including the New Supplemental Indenture, provided.

         The rights of the holder of this bond to vote or consent under the Indenture in respect of this bond shall be limited to the extent and in the manner specified in the Security Agreement. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds, and the terms and provisions of the Indenture and of any instruments supplemental thereto may be modified or altered by affirmative vote of the holders of at least 80% in principal amount of the bonds then outstanding under the Indenture and any instruments supplemental thereto (excluding bonds challenged and disqualified from voting by reason of the Company's interest therein as provided in the Indenture); provided that without the consent of all holders of all bonds affected no such modification or alteration shall permit the extension of the maturity of the principal of any bond or the reduction in the rate of interest thereon or any other modification in the terms of payment of such principal or interest. The foregoing 80% requirement will be reduced to 66 2/3% when all bonds of each series issued under the Indenture prior to May 1, 1985, shall have been retired or all the holders thereof shall have consented to such reduction.

         The Restated Indenture amends and restates the 1937 Indenture and the Supplemental Indentures. The Restated Indenture will become effective and operative (the "Effective Date") when all bonds of each series issued under the Indenture prior to May 1, 1988 shall have been retired through payment or redemption (including those bonds "deemed to be paid" within the meaning of that term as used in Article XVII of the 1937 Indenture) or until, subject to certain exceptions, the holders of the requisite principal amount of such bonds shall have consented to the amendments contained in the Restated Indenture. Holders of the bonds of this series and of each subsequent series of bonds issued under the Indenture likewise will be bound by the amendments contained in the Restated Indenture when they become effective and operative. Reference is made to the Restated Indenture for a complete description of the amendments contained therein to the 1937 Indenture and to the Supplemental Indentures.

         The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment and for all other purposes and shall not be affected by any notice to the contrary.

         Bonds of this series are not redeemable at the option of the Company prior to the Stated Maturity Date for any reason, and are not subject to a sinking fund.

         In the event (i) an Event of Default under and as defined in the Credit Agreement has occurred under Section 7.1(a) of the Credit Agreement by reason of a failure by the Company to make a payment of principal when the same shall be due and payable pursuant to the Credit Agreement or (ii) the Notes (as defined in the Credit Agreement) are declared due and payable pursuant to Section 7.2 of the Credit Agreement, then the bonds of this series shall be redeemable in whole upon receipt by the Trustee of a written demand (a "Redemption Demand") from the Administrative Agent stating that there has been such an Event of Default and demanding redemption of the bonds of this series. The Trustee shall, within 5 days after receiving such Redemption Demand, mail a copy thereof to the Company and the Administrative Agent marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of this series so demanded to be redeemed (the "Demand Redemption Date"). Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee and the Administrative Agent at least 5 days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 15th day after receipt by the Trustee of the Redemption Demand or (ii) the Stated Maturity Date; provided, however, that if the Trustee and the Administrative Agent shall not have received such notice fixing the Demand Redemption Date within 10 days after receipt by the Trustee of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 15th day after receipt by the

Trustee of the Redemption Demand or (ii) the Stated Maturity Date. Notwithstanding the foregoing, if an Event of Default or acceleration of Notes to which this paragraph is applicable is existing on the Stated Maturity Date, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the Administrative Agent, the Trustee or the Company. The bonds of this series shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the Administrative Agent to the Trustee, at a redemption price equal to the principal amount thereof. If a Redemption Demand is rescinded by the Administrative Agent by written notice to the Trustee prior to the Demand Redemption Date, no notice of the Demand Redemption Date shall be given, or, if already given, shall be automatically annulled; but no such rescission shall extend to or affect any subsequent Event of Default or acceleration of Notes or impair any right consequent thereon.

         This bond is subject to restrictions on transferability as set forth in the Security Agreement. This bond is transferable only in accordance with the provisions of the Security Agreement and the Indenture by the registered owner hereof in person, or by his duly authorized attorney, at the office of the Trustee in Chicago, Illinois, or at the option of the registered owner at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, upon surrender and cancellation of this bond, and thereupon a new bond or bonds of the same series and of a like aggregate principal amount will be issued to the transferee in exchange therefor as provided in the Indenture, upon payment of taxes or other governmental charges, if any, that may be imposed in relation thereto.

         Bonds of this series are interchangeable as to denominations in the manner and upon the conditions prescribed in the Indenture.

         No charge shall be made by the Company for any exchange or transfer of bonds of this series, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

         No recourse shall be had for the payment of the principal of this bond, or any part thereof, or of any claim based hereon or in respect hereof or of said Indenture, against any incorporator, or any past, present, or future shareholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company, or through any such predecessor or successor corporation, or through any receiver or a trustee in bankruptcy, whether by virtue of any constitution, statute, or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released, as more fully provided in the Indenture.

         This bond shall not be valid or become obligatory for any purpose unless and until the certificate of authentication hereon shall have been signed by or on behalf of BNY Midwest Trust Company, as Trustee under the Indenture, or its successor thereunder.

         IN WITNESS WHEREOF, NORTHERN STATES POWER COMPANY has caused this bond to be executed in its name by its President or a Vice President and its corporate seal, or a facsimile thereof, to be hereto affixed and attested by its Secretary or an Assistant Secretary.

Dated as of _________________               NORTHERN STATES POWER COMPANY

Attest:___________________________          By:_________________________________
        Secretary                                  President

                         (Form of Trustee's Certificate)

         This bond is one of the bonds of the series designated thereon, described in the within-mentioned Indenture.

                                            BNY MIDWEST TRUST COMPANY,
                                            As Trustee,

                                            By:_________________________________
                                              Authorized Officer

and

         WHEREAS, the Company has acquired no additional property subsequent to the date of the preparation of the Supplemental Trust Indenture dated as of August 1, 2002 to be conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed to the Trustee and to its respective successors in trust hereunder; and

         WHEREAS, the Indenture provides in substance that the Company and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and of providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Indenture and for any other purpose not inconsistent with the terms of the Indenture; and

         WHEREAS, the execution and delivery of this Supplemental Trust Indenture has been duly authorized by a resolution adopted by the Board of Directors of the Company; and

         WHEREAS, the Trustee has duly determined to execute this Supplemental Trust Indenture and to be bound, insofar as it may lawfully do so, by the provisions hereof;

         Now THEREFORE, Northern States Power Company, in consideration of the premises and of one dollar duly paid to it by the Trustee at or before the ensealing and delivery of these presents, the receipt of which is hereby acknowledged, and other good and valuable considerations, does hereby covenant and agree to and with BNY Midwest Trust Company, as

Trustee, and its successors in the trust under the Indenture for the benefit of those who hold or shall hold the bonds, or any of them, issued or to be issued thereunder as follows:

                                   ARTICLE I.
                           FORM AND EXECUTION OF BONDS

         SECTION 1.01. There hereby is created, for issuance under the Indenture, a series of bonds designated Series due 2004, extendible through 2006 in the aggregate principal amount of $275,000,000, which shall bear the descriptive title "First Mortgage Bonds, Series due 2004, extendible through 2006" (the "Bonds"), and the form thereof shall contain suitable provisions with respect to the matters hereafter specified in this Section. The Bonds shall be issued as registered bonds without coupons in denominations of a multiple of $1,000 and shall be substantially of the tenor and purport hereinbefore recited. The principal amount of the Bonds shall be payable on May 14, 2004 (the "Maturity Date") or upon earlier declaration of acceleration or redemption; provided, however, that in the event the Commitment Termination Date, under and as defined in the Credit Agreement, is extended in accordance with the terms of the Credit Agreement, the Maturity Date shall be automatically extended to the date of such extended Commitment Termination Date and the principal amount of the Bonds shall be automatically reduced to the extent of the reductions to the Commitment Amounts (as defined in the Credit Agreement), if any, made in accordance with the Credit Agreement without any further act on the part of the Company or the holders of the Bonds; provided, further, that the Maturity Date as so extended shall in no event be later than May 12, 2006 (the Maturity Date or, if extended, the date to which the Maturity Date shall be extended in accordance with the terms hereof, shall be referred to as the "Stated Maturity Date"). The Bonds shall not bear interest. Principal on the Bonds shall be payable at the office of the Trustee in Chicago, Illinois, or, at the option of the registered owner, at the agency of the Company in the Borough of Manhattan, City and State of New York. Payment of the principal on the Bonds shall be made in the lawful money of the United States. Payment of principal on the Bonds shall be subject to the limitations imposed by the Security Agreement dated as of May 16, 2003 between the Company and the Administrative Agent (the "Security Agreement").

         The Bonds are being issued to the Administrative Agent by the Company pursuant to the Company's obligations under the Credit Agreement and shall be held by the Administrative Agent subject to the terms of the Credit Agreement and the Security Agreement.

         It shall be an additional term and condition of the Bonds that, in the event (i) an Event of Default under and as defined in the Credit Agreement has occurred under Section 7.1(a) of the Credit Agreement by reason of a failure by the Company to make a payment of principal when the same shall be due and payable pursuant to the Credit Agreement or (ii) the Notes (as defined in the Credit Agreement) are declared due and payable pursuant to Section 7.2 of the Credit Agreement, then the occurrence of either such event shall be deemed, upon written notice from the Administrative Agent to the Trustee of the occurrence thereof, to be a completed default, for purposes of Section 1(a) of Article XIII of the Original Indenture prior to the Effective Date, and a Completed Default, for purposes of Section 13.01(a) of the Indenture on and after the Effective Date, and the definitions of completed default and Completed Default in the Original Indenture and the Indenture, respectively, are modified accordingly for purposes of the Bonds.

         The Bonds have been issued by the Company to the Administrative Agent to (i) provide for the payment of the Company's obligations to make payments to any person under the Credit Agreement and (ii) provide to such persons the benefits of the security provided for the Bonds pursuant to the Indenture. The obligations of the Company under the Bonds may be discharged prior to the Stated Maturity Date under the circumstances set forth in the Security Agreement.

         SECTION 1.02. The Bonds are not redeemable by the Company prior to the Stated Maturity Date for any reason and are not subject to a sinking fund.

         In the event (i) an Event of Default under and as defined in the Credit Agreement has occurred under Section 7.1(a) of the Credit Agreement by reason of a failure by the Company to make a payment of principal when the same shall be due and payable pursuant to the Credit Agreement or (ii) the Notes (as defined in the Credit Agreement) are declared due and payable pursuant to Section 7.2 of the Credit Agreement, then the Bonds shall be redeemable in whole upon receipt by the Trustee of a written demand (a "Redemption Demand") from the Administrative Agent stating that there has been such an Event of Default and demanding redemption of the Bonds. The Trustee shall, within 5 days after receiving such Redemption Demand, mail a copy thereof to the Company and the Administrative Agent marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the Bonds so demanded to be redeemed (the "Demand Redemption Date"). Notice of the date fixed as and for the Demand Redemption Date shall be mailed by the Company to the Trustee and the Administrative Agent at least 5 days prior to such Demand Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (i) the 15th day after receipt by the Trustee of the Redemption Demand or (ii) the Stated Maturity Date; provided, however, that if the Trustee and the Administrative Agent shall not have received such notice fixing the Demand Redemption Date within 10 days after receipt by the Trustee of the Redemption Demand, the Demand Redemption Date shall be deemed to be the earlier of (i) the 15th day after receipt by the Trustee of the Redemption Demand or (ii) the Stated Maturity Date. Notwithstanding the foregoing, if an Event of Default or acceleration of Notes to which this paragraph is applicable is existing on the Stated Maturity Date, such date shall be deemed to be the Demand Redemption Date without further action (including actions specified in this paragraph) by the Administrative Agent, the Trustee or the Company. The Bonds shall be redeemed by the Company on the Demand Redemption Date, upon surrender thereof by the Administrative Agent to the Trustee, at a redemption price equal to the principal amount thereof. If a Redemption Demand is rescinded by the Administrative Agent by written notice to the Trustee prior to the Demand Redemption Date, no notice of the Demand Redemption Date shall be given, or, if already given, shall be automatically annulled; but no such rescission shall extend to or affect any subsequent Event of Default or acceleration of Notes or impair any right consequent thereon.

         SECTION 1.03. The registered owner of any Bond or Bonds, at his option may surrender the same with other Bonds of such series at the office of the Trustee in Chicago, Illinois, or at the agency of the Company in the Borough of Manhattan, City and State of New York, or elsewhere if authorized by the Company, for cancellation, in exchange for other Bonds of such series of higher or lower authorized denominations, but of the same aggregate principal amount, and upon receipt of any payment required under the provisions of Section 1.04 hereof. Thereupon the

Company shall execute and deliver to the Trustee and the Trustee shall authenticate and deliver such other registered bonds to such registered owner at its office or at any other place specified as aforesaid.

         SECTION 1.04. No charge shall be made by the Company for any exchange or transfer of Bonds, other than for taxes or other governmental charges, if any, that may be imposed in relation thereto.

         SECTION 1.05. The Bonds shall be executed on behalf of the Company by the manual signature of its President or one of its Vice Presidents or with the facsimile signature of its President, and its corporate seal shall be thereunto affixed, or printed, lithographed, or engraved thereon, in facsimile, and attested by the manual signature of its Secretary or one of its Assistant Secretaries or with the facsimile signature of its Secretary. In case any of the officers who shall have signed any Bonds or attested the seal thereon or whose facsimile signature shall be borne by the Bonds shall cease to be such officers of the Company before the Bonds so signed and sealed actually shall have been authenticated by the Trustee or delivered by the Company, such Bonds nevertheless may be issued, authenticated, and delivered with the same force and effect as though the person or persons who signed such Bonds and attested the seal thereon or whose facsimile signature is borne by the Bonds had not ceased to be such officer or officers of the Company. Any Bond issuable hereunder may be signed or attested by manual or facsimile signature on behalf of the Company by such person as at the actual date of the execution of such Bond shall be the proper officer of the Company, although at the date of such Bond such person shall not have been an officer of the Company.

         SECTION 1.06. The registered holder of all of the Bonds shall be the Administrative Agent until such time as the Bonds are transferred in accordance with the Security Agreement and the Indenture.

                                   ARTICLE II.
                      APPOINTMENT OF AUTHENTICATING AGENT.

         SECTION 2.01. The Trustee shall, if requested in writing so to do by the Company, promptly appoint an agent or agents of the Trustee who shall have authority to authenticate registered Bonds, in the name and on behalf of the Trustee. Such appointment by the Trustee shall be evidenced by a certificate of a vice-president of the Trustee delivered to the Company prior to the effectiveness of such appointment.

         SECTION 2.02. (a) Any such authenticating agent shall be acceptable to the Company and at all times shall be a corporation which is organized and doing business under the laws of the United States or of any State, is authorized under such laws to act as authenticating agent, has a combined capital and surplus of at least $10,000,000, and is subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 2.02 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which any authenticating agent shall be a party, or any corporation succeeding to the corporate agency business of any authenticating agent, shall continue to be the authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

         (c) Any authenticating agent at any time may resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time, and upon written request of the Company to the Trustee shall, terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible in accordance with the provisions of this Section 2.02, the Trustee, unless otherwise requested in writing by the Company, promptly shall appoint a successor authenticating agent, which shall be acceptable to the Company. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties, and responsibilities of its predecessor hereunder, with like effect as if originally named. No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 2.02.

         (d) The Company agrees to pay to any authenticating agent, appointed in accordance with the provisions of this Section 2.02, reasonable compensation for its services.

         SECTION 2.03. If an appointment is made pursuant to this Article II, the registered Bonds, shall have endorsed thereon, in addition to the Trustee's Certificate, an alternate Trustee's Certificate in the following form:

        This bond is one of the bonds of the Series designated thereon, described in the within-mentioned Indenture.

                           BNY MIDWEST TRUST COMPANY,
                                   as Trustee,

                                               By______________________________
                                                        Authenticating Agent,

                                               By______________________________
                                                        Authorized Officer.

         SECTION 2.04. No provision of this Article II shall require the Trustee to have at any time more than one such authenticating agent for any one State or to appoint any such authenticating agent in the State in which the Trustee has its principal place of business.

                                  ARTICLE III.
                          FINANCING STATEMENT TO COMPLY
                        WITH THE UNIFORM COMMERCIAL CODE.

         SECTION 3.01. The name and address of the debtor and secured party are set forth below:

                  Debtor:                   Northern States Power Company
                                            414 Nicollet Mall
                                            Minneapolis, Minnesota 55401

                  Secured Party:            BNY Midwest Trust Company, Trustee
                                            2 North LaSalle Street
                                            Suite 1020
                                            Chicago, Illinois  60602

         NOTE: Northern States Power Company, the debtor above named, is "a transmitting utility" under the Uniform Commercial Code as adopted in Minnesota, North Dakota and South Dakota.

         SECTION 3.02. The maturity dates and respective principal amounts of obligations of the debtor secured and presently to be secured by the Indenture, reference to all of which for the terms and conditions thereof is hereby made with the same force and effect as if incorporated herein at length, are as follows.

    FIRST MORTGAGE BONDS                         PRINCIPAL AMOUNT
---------------------------                      ----------------
Series due December 1, 2005                        $ 70,000,000
Pollution Control Series J                         $  5,450,000
Pollution Control Series K                         $  3,400,000
Pollution Control Series L                         $  4,850,000
Series due July 1, 2025                            $250,000,000
Pollution Control Series N                         $ 27,900,000
Pollution Control Series O                         $ 50,000,000
Pollution Control Series P                         $ 50,000,000
Series due March 1, 2028                           $150,000,000
Resource Recovery Series Q                         $ 15,170,000
Resource Recovery Series R                         $ 19,615,000
Series Due August 15, 2003                         $308,000,000
Pollution Control Series S                         $ 69,000,000
Series A and Series B due August 28, 2012          $450,000,000
Series due 2004, extendible through 2006           $275,000,000

         SECTION 3.03. This Financing Statement is hereby adopted for all of the First Mortgage Bonds of the series mentioned above secured by said Indenture.

         SECTION 3.04. The 1937 Indenture and the prior Supplemental Trust Indentures, as set forth below, have been filed or recorded in each and every office in the States of Minnesota,

North Dakota, and South Dakota designated by law for the filing or recording thereof in respect of all property of the Company subject thereto:

         Original Indenture
                Dated February 1, 1937

         Supplemental Indenture
                Dated June 1, 1942

         Supplemental Indenture
                Dated February 1, 1944

         Supplemental Indenture
                Dated October 1, 1945

         Supplemental Indenture
                Dated July 1, 1948

         Supplemental Indenture
                Dated August 1, 1949

         Supplemental Indenture
                Dated June 1, 1952

         Supplemental Indenture
                Dated October 1, 1954

         Supplemental Indenture
                Dated September 1, 1956

         Supplemental Indenture
                Dated August 1, 1957

         Supplemental Indenture
                Dated July 1, 1958

         Supplemental Indenture
                Dated December 1, 1960

         Supplemental Indenture
                Dated August 1, 1961

         Supplemental Indenture
                Dated June 1, 1962

         Supplemental Indenture
                Dated September 1, 1963

         Supplemental Indenture
                Dated August 1, 1966

         Supplemental Indenture
                Dated June 1, 1967

         Supplemental Indenture
                Dated October 1, 1967

         Supplemental Indenture
                Dated May 1, 1968

         Supplemental Indenture
                Dated October 1, 1969

         Supplemental Indenture
                Dated February 1, 1971

         Supplemental Indenture
                Dated May 1, 1971

         Supplemental Indenture
                Dated February 1, 1972

         Supplemental Indenture
                Dated January 1, 1973

         Supplemental Indenture
                Dated January 1, 1974

         Supplemental Indenture
                Dated September 1, 1974

         Supplemental Indenture
                Dated April 1, 1975

         Supplemental Indenture
                Dated May 1, 1975

         Supplemental Indenture
                Dated March 1, 1976

         Supplemental Indenture
                Dated June 1, 1981

         Supplemental Indenture
                Dated December 1, 1981

         Supplemental Indenture
                Dated May 1, 1983

         Supplemental Indenture
                Dated December 1, 1983

         Supplemental Indenture
                Dated September 1, 1984

         Supplemental Indenture
                Dated December 1, 1984

         Supplemental Indenture
                Dated May 1, 1985

         Supplemental Indenture
                Dated September 1, 1985

         Supplemental and Restated Indenture
                Dated May 1, 1988

         Supplemental Indenture
                Dated July 1, 1989

         Supplemental Indenture
                Dated June 1, 1990

         Supplemental Indenture
                Dated October 1, 1992

         Supplemental Indenture
                Dated April 1, 1993

         Supplemental Indenture
                Dated December 1, 1993

         Supplemental Indenture
                Dated February 1, 1994

         Supplemental Indenture
                Dated October 1, 1994

         Supplemental Indenture
                Dated June 1, 1995

         Supplemental Indenture
                Dated April 1, 1997

         Supplemental Indenture
                Dated March 1, 1998

         Supplemental Indenture
                Dated May 1, 1999

         Supplemental Indenture
                Dated June 1, 2000

         Supplemental Indenture
                Dated August 1, 2000

         Supplemental Indenture
                Dated June 1, 2002

         Supplemental Indenture
                Dated July 1, 2002

         Supplemental Indenture
                Dated August 1, 2002

                                   ARTICLE IV.
                             AMENDMENTS TO INDENTURE

         SECTION 4.01. Each holder or registered owner of a bond of any series originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1985 and of any coupon pertaining to any such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of Article VI of the Supplemental Indenture dated May 1, 1985. Each holder or registered owner of a bond of any series (including the Bonds) originally authenticated by the Trustee and originally issued by the Company subsequent to May 1, 1988 and of any coupon pertaining to such bond, by the acquisition, holding or ownership of such bond and coupon, thereby consents and agrees to, and shall be bound by, the provisions of the Supplemental and Restated Trust Indenture dated May 1, 1988 upon the Effective Date.

                                   ARTICLE V.
                                 MISCELLANEOUS.

         SECTION 5.01. The recitals of fact herein, except the recital that the Trustee has duly determined to execute this Supplemental Trust Indenture and be bound, insofar as it may lawfully so do, by the provisions hereof and in the bonds shall be taken as statements of the Company and shall not be construed as made by the Trustee. The Trustee makes no representations as to value of any of the property subjected to the lien of the Indenture, or any part thereof, or as to the title of the Company thereto, or as to the security afforded thereby and hereby, or as to the validity of this Supplemental Trust Indenture or of the bonds issued under the Indenture by virtue hereof (except the Trustee's certificate), and the Trustee shall incur no responsibility in respect of such matters.

         SECTION 5.02. This Supplemental Trust Indenture shall be construed in connection with and as a part of the 1937 Indenture, as supplemented by the Supplemental Trust Indentures dated June 1, 1942, February 1, 1944, October 1, 1945, July 1, 1948, August 1, 1949, June 1, 1952, October 1, 1954, September 1,
1956, August 1, 1957, July 1, 1958, December 1, 1960, August 1, 1961, June 1,
1962, September 1, 1963, August 1, 1966, June 1, 1967, October 1, 1967, May 1,
1968, October 1, 1969, February 1, 1971, May 1, 1971, February 1, 1972, January 1, 1973, January 1, 1974, September 1, 1974, April 1, 1975, May 1, 1975, March
1, 1976, June 1, 1981, December 1, 1981, May 1, 1983, December 1, 1983,
September 1, 1984, December 1, 1984, May 1, 1985, September 1, 1985, the Supplemental and Restated Trust Indenture dated May 1, 1988 and the Supplemental Trust Indentures dated July 1, 1989, June 1, 1990, October 1, 1992, April 1, 1993, December 1, 1993, February 1, 1994, October 1, 1994, June 1, 1995, April
1, 1997, March 1, 1997, March 1, 1998, May 1, 1999, June 1, 2000, August 1,
2000, June 1, 2002, July 1, 2002 and August 1, 2002.

         SECTION 5.03. (a) If any provision of the Indenture or this Supplemental Trust Indenture limits, qualifies, or conflicts with another provision of the Indenture required to be included in indentures qualified under the Trust Indenture Act of 1939 (as enacted prior to the date of this Supplemental Trust Indenture) by any of the provisions of Sections 310 to 317, inclusive, of the said Act, such required provisions shall control.

         (b) In case any one or more of the provisions contained in this Supplemental Trust Indenture or in the bonds issued hereunder should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected, impaired, prejudiced, or disturbed thereby.

         SECTION 5.04. Wherever in this Supplemental Trust Indenture the word "Indenture" is used without the prefix, "1937," "Original" or "Supplemental", such word was used intentionally to include in its meaning both the 1937 Indenture and all indentures supplemental thereto.

         SECTION 5.05. Wherever in this Supplemental Trust Indenture either of the parties hereto is named or referred to, this shall be deemed to include the successors or assigns of such party, and all the covenants and agreements in this Supplemental Trust Indenture contained by or on behalf of the Company or by or on behalf of the Trustee shall bind and inure to the benefit of the respective successors and assigns of such parties, whether so expressed or not.

         SECTION 5.06. (a) This Supplemental Trust Indenture may be executed simultaneously in several counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         (b) The Table of Contents and the descriptive headings of the several Articles of this Supplemental Trust Indenture were formulated, used, and inserted in this Supplemental Trust Indenture for convenience only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

         The principal amount of obligations to be issued forthwith under the Indenture is $275,000,000.

         IN WITNESS WHEREOF, on this 5th day of May, 2003, NORTHERN STATES POWER COMPANY, a Minnesota corporation, party of the first part, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated as of May 1, 2003, to be signed by its President or a Vice President, and attested by its Secretary or an Assistant Secretary, for and in its behalf, and BNY Midwest Trust Company, an Illinois corporation, as Trustee, party of the second part, to evidence its acceptance of the trust hereby created, has caused its corporate name and seal to be hereunto affixed, and this Supplemental Trust Indenture dated as of May 1, 2003, to be signed by its President, a Vice President, or an Assistant Vice President, and attested by its Secretary, an Assistant Secretary, or an Assistant Vice President for and in its behalf.

                                      NORTHERN STATES POWER COMPANY

                                      /s/ BENJAMIN G.S. FOWKE III
                                      -----------------------------
                                      By: Benjamin G.S. Fowke III
                                          Its: Vice President and Treasurer

Attest:

/s/ NANCY HALEY
--------------------------
Nancy Haley
Assistant Secretary

Executed by Northern States Power Company in presence of:

/s/ MARY SCHELL                                                 (CORPORATE SEAL)
--------------------------
Mary Schell, Witness

/s/ ELIZABETH BLOHM
--------------------------
Elizabeth Blohm, Witness

                                          BNY MIDWEST TRUST COMPANY, as
                                          Trustee

                                          /s/ J. BARTOLINI
                                          --------------------------
                                          By: J. Bartolini
                                              Its: Vice President

Attest:

/s/ C. POTTER
--------------------------
Name: C. Potter
 Its: Assistant Secretary

Executed by BNY Midwest Trust Company in presence of:

/s/ M CALLAHAN
--------------------------
M. Callahan, Witness                                            (CORPORATE SEAL)

/s/ D.G. DONOVAN
--------------------------
D. G. Donovan, Witness

STATE OF MINNESOTA                       )
                                         ) ss.
COUNTY OF HENNEPIN                       )

         On this 5th day of May, A.D. 2003, before me, Sharon Quellhorst, a Notary Public in and for said County in the State aforesaid, personally appeared Benjamin G.S. Fowke III and Nancy Haley, to me personally known, and to me known to be Vice President and Treasurer and Assistant Secretary, respectively, of Northern States Power Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each did say that he, the said Benjamin G.S. Fowke III is Vice President and Treasurer, and she, the said Nancy Haley, is Assistant Secretary, of said Northern States Power Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said Benjamin G.S. Fowke III and Nancy Haley each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal this 5th day of May, A.D. 2003.

/s/ SHARON M. QUELLHORST                                        (NOTARY SEAL)
--------------------------
Sharon Quellhorst
Notary Public
My commission expires January 31, 2005

STATE OF MINNESOTA             )
                               ) ss.
COUNTY OF HENNEPIN             )

         Benjamin G.S. Fowke III and Nancy Haley, being severally duly sworn, each deposes and says that he, the said Benjamin G.S. Fowke III , is Vice President and Treasurer, and she, the said Nancy Haley, is Assistant Secretary, of Northern States Power Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagor; and each for himself or herself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the said mortgagor.

/s/ BENJAMIN G.S. FOWKE III                  /s/ NANCY HALEY
---------------------------                  --------------------------
Benjamin G.S. Fowke III                      Nancy Haley

         Subscribed and sworn to before me this 5th day of May, A.D. 2003.

/s/ SHARON M. QUELLHORST                                           (NOTARY SEAL)
---------------------------
Sharon Quellhorst
Notary Public
My commission expires January 31, 2005

STATE OF ILLINOIS          )
                           ) ss.
COUNTY OF COOK             )

         On this 6th day of May, A.D. 2003, before me, A. Hernandez, a Notary Public in and for said County in the State aforesaid, personally appeared J. Bartolini and C. Potter, to me personally known, and to me known to be Vice President and Assistant Secretary, respectively, of BNY Midwest Trust Company, one of the corporations described in and which executed the within and foregoing instrument, and who, being by me severally duly sworn, each, did say that she, the said J. Bartolini is Vice President, and she, the said C. Potter, is Assistant Secretary, of said BNY Midwest Trust Company, a corporation; that the seal affixed to the within and foregoing instrument is the corporate seal of said corporation, and that said instrument was executed in behalf of said corporation by authority of its board of directors; and said J. Bartolini and C. Potter each acknowledged said instrument to be the free act and deed of said corporation and that such corporation executed the same.

         WITNESS my hand and notarial seal this 6th day of May, A.D. 2003.

/s/ A. HERNANDEZ                                                   (NOTARY SEAL)
--------------------------
Notary Public
My commission expires 7/8/06

STATE OF ILLINOIS          )
                           ) ss.
COUNTY OF COOK             )

         J. Bartolini and C. Potter, being severally duly sworn, each for herself deposes and says that she, the said J. Bartolini, is Vice President, and she, the said C. Potter, is Assistant Secretary, of BNY Midwest Trust Company, the corporation described in and which executed the within and foregoing Supplemental Trust Indenture, as mortgagee, and each for herself further says that said Supplemental Trust Indenture was executed in good faith, and not for the purpose of hindering, delaying, or defrauding any creditor of the mortgagor.

/s/ J. BARTOLINI                            /s/ C. POTTER
--------------------------                  --------------------------
Name: J. Bartolini                          Name: C. Potter

         Subscribed and sworn to before me this 6th day of May, A.D. 2003.

/s/ A. HERNANDEZ                                                   (NOTARY SEAL)
--------------------------
Notary Public
My commission expires 7/8/06

         This instrument was drafted by Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

         Tax statements for the real property described in this instrument should be sent to Northern States Power Company, 414 Nicollet Mall, Minneapolis, Minnesota 55401.

         Please return recorded document(s) to Lori R. Pagel, GO-Mezzanine, Xcel Energy, 414 Nicollet Mall, Minneapolis, Minnesota 55401.